UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019
SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22117	06-1269834
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4 Landmark Square, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 975-7110

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5—Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         Departure of Directors or Certain Officers.

On April 15, 2019, William C. Jennings, a member of the Board of Directors of Silgan Holdings Inc., or the Company, notified the Company that he will retire from the Board of Directors of the Company upon the expiration of his term of office as a Class I Director of the Company immediately following the Company’s annual meeting of stockholders scheduled to be held on June 12, 2019, or the Meeting, and, therefore, he will not stand for reelection as a Class I Director of the Company at the Meeting. Mr. Jennings will serve the rest of his term of office as a Class I Director of the Company. Mr. Jennings has indicated that his decision to retire from the Board of Directors of the Company is not the result of any disagreement with the Company.

Mr. Jennings has served as a Director of the Company for almost 16 years, since July 2003. Mr. Jennings has also served as Chairperson of the Audit Committee of the Board of Directors of the Company since July 2003 and as a member of the Compensation Committee of the Board of Directors of the Company. The Company and its Board of Directors express their appreciation to Mr. Jennings for his service as a Director of the Company and for his many contributions to the Company.

As a result of Mr. Jennings’ retirement as a Class I Director of the Company upon the expiration of his term of office, in accordance with the Company’s Amended and Restated Certificate of Incorporation, as amended, immediately following the Meeting, the Class I Director position held by Mr. Jennings will be eliminated, the total number of Directors constituting the Board of Directors of the Company will be reduced from eight to seven and the number of Directors constituting the Class I Directors of the Company will be reduced from two to one.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:  /s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General
  Counsel and Secretary

Date: April 19, 2019

3